STOCKHOLDERS' AGREEMENT
By and Among
Fargo Electronics, Inc.,
Fargo Electronics Holdings, Inc.
Robert Cummins
and
The Investors
as defined herein and set forth
on the signature pages hereto
dated as of February 18, 1998

STOCKHOLDERS' AGREEMENT

    This Stockholders' Agreement is made as of this 18th day of February, 1998 by and among Fargo Electronics, Inc., a Minnesota corporation (together with any successor thereto, the "Company"), Fargo Electronics Holdings, Inc., a Delaware corporation ("Holdings"), Robert Cummins ("Founder"), the investment funds and other investors identified on the signature pages hereto as the Investors (collectively the "Investors" and individually an "Investor"), and any other stockholder or option holder who from time to time becomes party to this Agreement by execution of a Joinder Agreement in substantially the form attached hereto asExhibit A.

WITNESSETH

    WHEREAS, Founder owns beneficially and of record all of the outstanding shares of capital stock of the Company;

    WHEREAS, the Investors own beneficially and of record all of the outstanding shares of capital stock of Holdings;

    WHEREAS, reference is made to the Stock Purchase and Redemption Agreement, dated as of February 18, 1998, by and among the Company, Holdings, and the Founder (the "Acquisition Agreement") pursuant to which, among other things, Holdings will acquire shares of the Company's outstanding capital stock; and

    WHEREAS, the effectiveness of this Agreement is a condition to the consummation the transactions contemplated by the Acquisition Agreement.

    NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I.  DEFINITIONS

    Section 1.1  Construction of Terms.  As used herein, the masculine, feminine or neuter gender, and the singular or plural number, shall be deemed to be or to include the other genders or number, as the case may be, whenever the context so indicates or requires.

    Section 1.2  Number of Shares of Stock.  Whenever any provision of this Agreement calls for any calculation based on a number of shares of capital stock held by the Founder, Holdings or an Investor, the number of shares deemed to be held by the Founder, Holdings or an Investor shall be the total number of shares of Common Stock then owned by the Founder, Holdings or such Investor, including for this purpose, the total number of shares of Common Stock issuable upon conversion of any Convertible Preferred Stock (for this purpose assuming that the Convertible Preferred Stock is convertible only into Common Stock), or other convertible securities or exercise of any vested options, warrants or subscription rights then owned by the Founder, Holdings or such Investor.

    Section 1.3  Defined Terms.  The following capitalized terms, as used in this Agreement, shall have the meanings set forth below.

    An "Affiliate" of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

    "Amended and Restated Articles of Incorporation" means the Company's Amended and Restated Articles of Incorporation in the form attached as Exhibit B as the same may hereafter be amended and/or restated.

    "Commission" means the Securities and Exchange Commission.

    "Common Stock" means the Common Stock, par value $.01 per share of the Company and any other common equity securities now or hereafter issued by the Company (but not including the Convertible Preferred Stock), and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

    "Company Notice" has the meaning specified in Section 3.2(c).

    "Convertible Preferred Stock" means the Convertible Participating Preferred Stock, par value $0.01 per share, of the Company.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

    "Investors" has the meaning specified in the preamble of this Agreement, and for all purposes of this Agreement shall be deemed to include Holdings.

    "Investors Notice Period" has the meaning specified in Section 3.2(b).

    "Offer" has the meaning specified in Section 3.2.

    "Offeror" has the meaning specified in Section 3.2.

    "Permitted Transferee" has the meaning specified in Section 3.1.

    "Person" means an individual, a corporation, an association, a partnership, a limited liability company, an estate, a trust, and any other entity or organization, governmental or otherwise.

    "Preferred Stock" means the Convertible Preferred Stock and the Redeemable Preferred Stock, each issued or to be issued in accordance with and subject to the terms of the Amended and Restated Certificate of Incorporation of the Company substantially in the form attached hereto asExhibit B, together with any other shares issued or issuable with respect thereto (whether by way of a stock dividend, stock split or in exchange for or in replacement or upon conversion of such shares (other than upon conversion of the Convertible Preferred Stock in accordance with the terms thereof) or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

    "Qualified Initial Public Offering" means the first firm commitment underwritten public offering for shares of Common Stock pursuant to an effective registration statement under the Securities Act.

    "Redeemable Preferred Stock" means the Company's Redeemable Preferred Stock, par value $.01 per share.

    "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

    "Shares" means the shares of Common Stock, Preferred Stock and any other equity securities now or hereafter issued by the Company, together with any options thereon and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend, stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

    "St. Paul Investor" means each of St. Paul Venture Capital IV L.L.C. and St. Paul Affiliates Fund I L.L.C. and their successors and permitted assignees as contemplated herein.

    "Subordinated Note" means that certain Subordinated Note of the Company dated as of even date herewith in the original principal amount of $10,000,000 held by Founder.

    "TA Investor" means each of TA/Advent VIII L.P.; Advent Atlantic and Pacific III L.P.; TA Executives Fund L.L.C.; and TA Investors L.L.C., and their successors and permitted assignees as contemplated herein.

    "Transaction Offer" has the meaning specified in Section 3.2.

    "Transfer" means any direct or indirect transfer, donation, sale, assignment, pledge, hypothecation, grant of a security interest in or other disposal or attempted disposal of all or any portion of a security or of any rights. "Transferred" means the accomplishment of a Transfer, and "Transferee" means the recipient of a Transfer.

    "Transferring Stockholder" has the meaning specified in Section 3.2.

ARTICLE II.  REPRESENTATIONS AND WARRANTIES

    Section 2.1  Representations and Warranties of the Investors and Holdings.  Each of the Investors, individually and not jointly, hereby represents, warrants and covenants to the Company and the Founder as follows: (a) it has full authority and power under its charter, by-laws, governing partnership agreement or comparable document to enter into this Agreement; (b) this Agreement is valid and binding enforceable against it in accordance with its terms except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditor's in general or by general principles of equity; and (c) the execution, delivery and performance by it of this Agreement: (i) does not and will not violate any laws, rules or regulations of the United States or any state or other jurisdiction applicable to it, or require it to obtain any approval, consent or waiver of, or to make any filing with, any Person that has not been obtained or made; and (ii) does not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of any indenture or loan or credit agreement or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which it is a party or by which its property is bound or affected, or result in the creation or imposition of any mortgage, pledge, lien, security interest or other charge or encumbrance on any of its assets or properties.

    Section 2.2  Representations and Warranties of the Founder.  The Founder hereby represents, warrants and covenants to the Company, Holdings and the Investors as follows: (a) the Founder has full authority, power and capacity to enter into this Agreement; (b) this Agreement constitutes the valid and binding obligation of the Founder enforceable against him in accordance with its terms except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditor's in general or by general principles of equity; and (c) the execution, delivery and performance by the Founder of this Agreement: (i) does not and will not violate any laws, rules or regulations of the United States or any state or other jurisdiction applicable to the Founder, or require the Founder to obtain any approval, consent or waiver of, or to make any filing with, any Person that has not been obtained or made; and (ii) does not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of any indenture or loan or credit agreement or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which the Founder is a party or by which the property of the Founder is bound or affected, or result in the creation or imposition of any mortgage, pledge, lien, security interest or other charge or encumbrance on any of the assets or properties of the Founder.

    Section 2.3  Representations and Warranties of the Company.  The Company hereby represents, warrants and covenants to the Founder, Holdings and the Investors as follows: (a) the Company is duly organized and validly existing and has full corporate authority and power to enter into this Agreement and has taken all necessary action to authorize the execution, delivery and performance hereof; (b) this Agreement constitutes the valid and binding obligation of the Company enforceable against it in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditor's in general or by general principles of equity; and (c) the execution, delivery and performance by the Company of this Agreement: (i) does not and will not violate any laws, rules or regulations of the United States or any state or other jurisdiction applicable to the Company, or require the Company to obtain any approval, consent or waiver of, or to make any filing with, any Person that has not been obtained or made; and (ii) does not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of any indenture or loan or credit agreement or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which the Company is a party or by which the property of the Company is bound or affected, or result in the creation or imposition of any mortgage, pledge, lien, security interest or other charge or encumbrance on any of the assets or properties of the Company.

ARTICLE III.  RESTRICTIONS ON TRANSFER: RIGHT OF FIRST REFUSAL: CO-SALE AND DRAG-ALONG PROVISIONS

    The following provisions of this Article III shall terminate immediately upon, and shall not apply with respect to, the closing of a Qualified Initial Public Offering.

    Section 3.1  General Restriction.

  (a)
  The Founder agrees that neither he nor any of his Permitted Transferees as contemplated below will Transfer all or any portion of the shares of capital stock of the Company now owned or hereafter acquired by him or them, except (i) to transferees as permitted by Section 3.1(b) ("Permitted Transferees") and (ii) in bona fide sales to third parties for value following compliance with this Article III; provided, however, that in no event (other than a Transfer in accordance with Section 3.3 below) shall Founder be permitted to sell any such shares to any Person who is a principal competitor of the Company at the time of such proposed transfer.

  (b)
  Transfers by Founder permitted by this Agreement shall include Transfers (i) to the Founder's children (including adopted children), to a trust of which he is the settlor or a trustee for the benefit of his children (including adopted children) or to charitable institutions and (ii) Transfers upon the Founder's death to his heirs, executors or administrators or to a trust pursuant to his will or to his guardian or conservator; provided, that in any such case the transferee shall have entered into an enforceable written agreement providing that all shares so Transferred shall continue to be subject to all provisions of this Agreement as if such shares were still held by Founder; andprovided further, that such permitted transferee shall not be permitted to make any further Transfers without complying with the provisions of this Article III. Anything to the contrary in this Agreement notwithstanding, Transfers under this Section 3.1(b) shall not be subject to Section 3.2 or 3.3 and transferees permitted by this Section 3.1(b) shall take any shares so Transferred subject to all obligations under this Agreement as if such shares were still held by Founder whether or not they so expressly agree.

    Section 3.2  Right of First Refusal.  If at any time on or after the date hereof, Founder (including for all purposes of this Section 3.2, any Permitted Transferee of his shares pursuant to Section 3.1(b)) receives a bona fide offer to purchase any or all of his shares (the "Offer") from an unaffiliated third party (the "Offeror") which Founder wishes to accept, Founder may Transfer such shares pursuant to and in accordance with the following provisions of this Section 3.2:

  (a)
  Founder shall cause the Offer to be reduced to writing and shall notify the Company and the Investors in writing of his desire to accept the Offer and otherwise comply with the provisions of this Article III. Founder's notice shall constitute an irrevocable offer to sell such shares to the Company and the Investors at a purchase price equal to the price contained in, and on the same terms and conditions of, the Offer. The notice shall be accompanied by a true copy of the Offer (which shall identify the Offeror).

  (b)
  The Investors shall have the right to purchase all (but not less than all) of the shares covered by the Offer. To exercise such right, the Investors shall, within ten (10) days of receipt of such written notice (the "Investors Notice Period"), communicate in writing such election to Founder (with a copy to the Company); provided, that if two or more of the Investors choose, in the aggregate, to accept such Offer with respect to an aggregate number of shares which exceeds the number of shares subject to such Offer and available for purchase, the number of shares for which the Offer may be accepted by each such Investor shall, in each case, be reduced by the smallest number of shares as shall be necessary to reduce the aggregate number of shares for which the Offer may be accepted by the electing Investors as contemplated herein to the number of shares for which the Offer was made and which are available for purchase by them;provided further, that the number of shares for which any Investor may accept such Offer as contemplated herein shall in no event be reduced to less than the number of shares which bears the same proportion to the total number of shares which are available for purchase as the number of shares of Common Stock then held by such Investor (on an as converted basis as contemplated by the Amended and Restated Certificate of Incorporation) bears to the total number of shares of Common Stock then held by all Investors (on an as converted basis as contemplated by the Amended and Restated Certificate of Incorporation) accepting such Offer. Such written election to purchase shall constitute a valid, legally binding and enforceable agreement for the sale and purchase of all of the shares covered by the Offer.

  (c)
  In the event, that the Investors do not exercise their rights pursuant to Section 3.2(b), Founder shall notify the Company in writing of such fact (the "Company Notice") within two (2) days after the expiration of the Investors Notice Period. At any time within5 days after receipt by the Company of the Company Notice (the "Notice Period"), the Company may, subject to the terms hereof, choose to accept the Offer with respect to all but not less than all of the shares covered thereby and not purchased by the Investors by giving written notice to Founder to such effect.

  (d)
  If shares covered by any Offer are purchased pursuant to Section 3.2(b) or 3.2(c), such purchase shall be (i) at the same price and on the same terms and conditions as the Offer if the Offer is for cash and/or notes or (ii) if the Offer includes any consideration other than cash and notes, then at the equivalent all cash price for such other consideration determined by the Company's Board of Directors in its good faith discretion. The closing of the purchase of the shares subject to an Offer pursuant to this Section 3.2 shall take place within 15 days after the expiration of the Notice Period, or upon satisfaction of any governmental approval requirements, if later, by delivery by the respective purchasers of the purchase price for shares being purchased as provided above to Founder against delivery of the certificates representing the shares so purchased, appropriately endorsed for transfer by Founder.

  (e)
  In the event the Company and the Investors do not elect to exercise their rights pursuant to Sections 3.2(b) or 3.2(c), Founder may transfer its shares to the Offerer on the same terms and conditions of the Offer.

    Section 3.3  Take-Along Obligations; Founder's Right of Co-Sale.

  (a)
  In the event that one or more Investors holding more than fifty percent (50%) of the Common Stock (after giving effect to the conversion of the Convertible Preferred Stock) (the "Sellers") determine to sell or otherwise dispose of all or substantially all of the assets of the Company or all of the capital stock of the Company owned by such Sellers to, or to cause the Company to merge with or into or consolidate with, an unaffiliated third party or parties (in each case, the "Buyer") in a bona fide negotiated transaction (a "Sale") Founder and each Investor shall be obligated to and shall upon the written request of the Sellers: (i) sell, transfer and deliver, or cause to be sold, transferred and delivered, to the Buyer, all shares of Common Stock then owned by them (including for this purpose all of the shares of Common Stock that presently or as a result of any such transaction may be acquired upon the exercise or conversion of other securities issued by the Company (following the payment of the exercise price therefor)) on substantially the same terms applicable to the Sellers (with appropriate adjustments to reflect the conversion of convertible securities, the redemption of redeemable securities and the exercise of exercisable securities, as well as any relative preferences and priorities); and (ii) execute and deliver such instruments of conveyance and transfer and take such other action, including voting such shares in favor of any Sale proposed by the Sellers and executing any purchase agreements, merger agreements, indemnity agreements, escrow agreements or related documents, as the Sellers or the Buyer may reasonably require in order to carry out the terms and provisions of this Section 3.3. In the event the Sellers exercise their rights under this Section 3.3(a), the Sellers shall as a condition precedent to such transaction, if requested by Founder, cause the transferee to purchase the Subordinated Note at a purchase price equal to the outstanding principal balance thereof plus all accrued and unpaid interest thereon.

  (b)
  In the event of a Sale to a Buyer as contemplated in Section 3.3(a) above, Founder shall, in the event that the Investors do not exercise their "drag-along" rights in Section 3.3(a) above, have the right to require the Investors to include Founder's shares of Common Stock in the Sale on the same terms as the Sellers' shares of the Company's capital stock (with appropriate adjustments to reflect the conversion of convertible securities, the redemption of redeemable securities and the exercise of exercisable securities as well as the relative priorities and preferences of the Convertible Preferred Stock and Redeemable Preferred Stock and the terms of any options issued by the Company), which such right shall be exercisable by the delivery of written notice to the Company and each Investor at least twenty (20) days prior to the date proposed for the closing of the Sale. In the event of any other proposed sale by any Investor of 50% or more of such Investor's original equity investment in the Company to an unaffiliated third party or parties in a bona fide negotiated transaction, such Investor shall give Founder prior notice of such sale and shall in good faith at the request of Founder attempt to include Founder's shares in such sale pro rata based upon the aggregate holdings of such Investor and Founder, so long as such attempted inclusion does not materially adversely affect the terms of such sale or such Investors' ability to consummate such sale.

  (c)
  Not less than thirty (30) days prior to the date proposed for the closing of any Sale, the Sellers shall give written notice to Founder and each Investor, setting forth in reasonable detail the name or names of the Buyer, the terms and conditions of the Sale, including the purchase price, and the proposed closing date. In furtherance of the provisions of this Section 3.3, Founder and each Investor hereby (i) irrevocably appoints the Seller holding the largest number of shares of Common Stock (on a fully diluted basis) at the time of the Sale as its agent and attorney-in-fact (the "Agent") (with full power of substitution) to execute all agreements, instruments and certificates and take all actions necessary or desirable to effectuate any Sale hereunder; and (ii) grants to the Agent a proxy (which shall be deemed to be coupled with an interest and irrevocable) to vote the shares held by Founder and such Investor and exercise any consent rights applicable thereto in favor of any Sale hereunder;provided, however, that the Sellers shall not exercise such powers-of-attorney or proxies with respect to any Investor or Founder unless such Investor or Founder is in breach of his or its obligations under this Section 3.3.

    Section 3.4  Prohibited Transfers.  If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be void ab initio; the Company, the Investors and Founder shall have, in addition to any other legal or equitable remedies which they may have, the right to enforce the provisions of this Agreement by actions for specific performance (to the extent permitted by law); and the Company shall have the right to refuse to recognize any Transferee as one of its stockholders for any purpose. Without limitation to the foregoing, each of the Investors and Founder further agrees that the provisions of Section 7.9 shall apply in the event of any violation or threatened violation of this Agreement.

    Section 3.5  Assignment.  Each Investor and Founder shall have the right to assign its rights (but not its obligations provided the Transfer is in accordance with this Article III) under this Article III in connection with any transaction or series of related transactions involving the transfer of related Shares to (i) to a transferee or two or more transferees that are Affiliates of each other of shares representing at least 2% of the fully diluted equity of the Company (subject to adjustment for stock splits, stock dividends, reclassifications, reorganizations and the like and aggregating all contemporaneous transfers), provided that the provisions of this Article III shall apply to any such transfer to the extent provided herein, (ii) in the case of any Investor, to any other Investor or to any investment fund or entity managed by or associated with TA Associates, Inc. (a "TA Fund"), St. Paul Venture Capital, L.L.C. (a "St. Paul Fund") or Piper Jaffray, Inc. (a "Piper Fund"), provided that the provisions of this Article III shall not apply to any such Transfer, (iii) in the case of Founder, to any Permitted Transferee provided such Transfer is in accordance with this Article III, and upon any such transfer, any such transferee, TA Fund, St. Paul Fund or Piper Fund thereupon shall be deemed within the definition of an "Investor" or the "Founder," as applicable, in connection with its ownership of the Shares Transferred for purposes of this Article III.

ARTICLE IV. RIGHTS TO PURCHASE

    Section 4.1  Right to Participate in Certain Sales of Additional Securities.  The Company agrees that it will not sell or issue any shares of capital stock of the Company, or other securities convertible into or exchangeable for capital stock of the Company, or options, warrants or rights carrying any rights to purchase capital stock of the Company unless the Company first submits a written offer to the Investors and Founder (including for all purposes of this Article IV each permitted transferee of Founder pursuant to Section 3.1(b)) identifying the terms of the proposed sale (including price, number or aggregate principal amount of securities and all other material terms), and offers to each Investor and Founder the opportunity to purchase its Pro Rata Share (as hereinafter defined) of the securities (subject to increase for over-allotment if some Investors or Founder do not fully exercise their rights) on terms and conditions, including price, not less favorable to the Investors and Founder than those on which the Company proposes to sell such securities to a third party or parties. Each Investor's or Founder's "Pro Rata Share" of such securities shall be based on the ratio which the shares of Common Stock held by it or him bears to all the issued and outstanding shares of Common Stock calculated on a fully-diluted basis giving effect to the conversion of convertible securities as of the date of such written offer. The Company's offer to the Investors and Founder shall remain open and irrevocable for a period of 30 days during which time the Investors and Founder may accept such offer by written notice to the Company setting forth the number of shares to be purchased by any such Investor or Founder. Investors and Founder who elect to so purchase shares shall have the first right to take up and purchase any shares or other securities which other Investors or the Founder do not elect to purchase, based on the relative holdings of the electing purchasers. Any securities so offered which are not purchased pursuant to such offer may be sold by the Company but only on the terms and conditions set forth in the initial offer to the Investors and Founder, at any time within 90 days following the termination of the above-referenced 30-day period.

    Notwithstanding the foregoing, the Company may (i) issue options and shares of restricted stock to its officers and employees with respect to up to 3,833 shares pursuant to the Option Plan and issue shares of its Common Stock upon the exercise of any such stock options, (ii) issue Conversion Shares upon conversion of the Convertible Preferred Shares, (iii) issue warrants to purchase Common Stock and shares of Common Stock upon the exercise of such warrants to any commercial lender which is not an Affiliate of the Company or any Investor in connection with any senior loans obtained by the Company, (iv) issue shares of Common Stock pursuant to the exercise of the Founder Warrant, or (v) issue shares of Common Stock or securities convertible into Common Stock in connection with the acquisition by the Company of other businesses or lines of business, and this Article IV shall not apply with respect to such issuances.

ARTICLE V. REGISTRATION RIGHTS

    Section 5.1  Optional Registrations.  If at any time or times after the date hereof, the Company shall seek to register any shares of its capital stock or securities convertible into capital stock under the Securities Act whether in connection with a public offering of securities by the Company (a "primary offering"), a public offering of securities by stockholders of the Company (a "secondary offering") or both, the Company will promptly give written notice thereof to each Investor and Founder (the "Holders") holding Registrable Securities (defined in Section 5.3 below). If within 30 days after their receipt of such notice one or more Holders request the inclusion of some or all of the Registrable Securities owned by them in such registration, the Company will use its best efforts to effect the registration under the Securities Act of such Registrable Securities. In the case of the registration of shares of capital stock by the Company in connection with any underwritten public offering, if the underwriter(s) determines that marketing factors require a limitation on the number of Registrable Securities to be offered, the Company shall not be required to register Registrable Securities of the Holders in excess of the amount, if any, of shares of the capital stock which the principal underwriter of such underwritten offering shall reasonably and in good faith agree to include in such offering in addition to any amount to be registered for the account of the Company. If any limitation of the number of shares of Registrable Securities to be registered by the Holders is required pursuant to this Section 5.1, the number of shares that may be included in the registration on behalf of the Holders shall be allocated among the Holders or the holders of any other registration rights in proportion, as nearly as practicable, to the respective holdings of Registrable Securities of all Holders requesting registration; provided, however, in no event shall the aggregate number of Registrable Securities to be included in such offering by the Holders after a Qualified Initial Public Offering be reduced to a number less than thirty-five percent of the aggregate number of shares of Common Stock included in such offering. The provisions of this Section will not apply to a registration effected solely to implement (i) an employee benefit plan, or (ii) a transaction to which Rule 145 or any other similar rule of the Securities and Exchange Commission (the"SEC" or the "Commission") under the Securities Act is applicable.

    Section 5.2  Required Registrations.

      (a)  Demand Registration.  On not more than three (3) occasions at any time after the date hereof, an Investor or Investors holding at least 50% of the Registrable Securities held by the Investors may request that the Company register under the Securities Act all or a portion of the Registrable Securities held by such requesting Investors.

      (b)  Form S-3.  After the first public offering of its securities registered under the Securities Act, the Company shall use its best efforts to qualify and remain qualified to register securities on Form S-3 (or any successor form) under the Securities Act. So long as the Company is qualified to register securities on Form S-3 (or any successor form), Investor or Investors holding at least 20% of the Registrable Securities held by all Investors shall have the right to request on any number of occasions (but no more than two in any twelve month period) and Founder shall have the right to request on not more than three (3) occasions (but no more than one in any twelve month period) registration on Form S-3 (or any successor form) for the Registrable Securities held by such requesting Investor or Founder, including registrations for the sale of such Registrable Securities on a delayed or continuous basis pursuant to, Rule 415 under the Securities Act. Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Investor or Investors or Founder.

      (c)  Registration Requirements.  Following a request pursuant to Section 5.2(a) or (b) above, the Company will notify all of the Holders who would be entitled to notice of a proposed registration under Section 5.1 above and any other holder of piggyback registration rights of its receipt of such notification from such Holder or Holders. Upon the written request of any such Holder or other holder of the Company's securities delivered to the Company within 20 days after receipt from the Company of such notification, the Company will either (i) elect to make a primary offering, in which case the rights of such Holders shall be as set forth in Section 5.1 above (in which case the registration shall not count as one of the Investors' permitted demand registrations hereunder), or (ii) use its best efforts to cause such of the Registrable Securities as may be requested by any Holders and any other holders of piggyback registration rights to be registered under the Securities Act in accordance with the terms of this Section 5.2.

      (d)  Postponement.  The Company may postpone the filing of any registration statement required hereunder for a reasonable period of time, not to exceed 60 days in the aggregate during any twelve-month period, if the Company has been advised by legal counsel that such filing would require a special audit or the disclosure of a material impending transaction or other matter and the Company's Board of Directors determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company. The Company shall not be required to cause a registration statement requested pursuant to this Section 5.2 to become effective prior to 90 days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Holders that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the SEC under the Securities Act is applicable); provided, however, that the Company shall use its best efforts to achieve such effectiveness promptly following such 90 day period.

      (e)  Suspension.  In the case of a registration for the sale of Registrable Securities, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event which makes any statement made in the registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each holder of Registrable Securities registered under such registration statement shall forthwith discontinue disposition of such Registrable Securities pursuant to such registration statement until such holder's receipt of the copies of the supplemented or amended prospectus or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus; provided, however, that the Company shall not give a Suspension Notice until after the registration statement has been declared effective and shall not give more than two Suspension Notices to the Holders in respect to all Registrable Securities and pursuant to this Article V during any period of twelve (12) consecutive months and in no event shall the period from the date on which any Holder receives a Suspension Notice to the date on which any Holder receives either the Advice or copies of the supplemented or amended prospectus (the "Suspension Period") exceed 45 days. In the event that the Company shall give any Suspension Notice, the Company shall use its best efforts and take such actions as are reasonably necessary to render the Advice and end the Suspension Period as promptly as practicable.

    Section 5.3  Registrable Securities.  For the purposes of this Article V, the term "Registrable Securities" shall mean any shares of Common Stock held by a Holder or subject to acquisition by a Holder upon conversion of the shares of Convertible Preferred Shares, as applicable, including any shares issued by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization;provided, however, that if a Holder owns Convertible Preferred Shares, the Holder may exercise its registration rights hereunder by converting the shares to be sold under the relevant registration statement into Common Stock as of the closing of the relevant offering and shall not be required to cause such Convertible Preferred Shares to be converted to Common Stock until and unless such closing occurs, it being understood that the Company shall at the request of the relevant Holder effect the reconversion of Common Stock to Convertible Preferred Shares, if such a conversion occurs notwithstanding the foregoing and the relevant offering does not close; and  provided, further, that any Common Stock that is sold in a registered sale pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 thereunder, or that may be sold pursuant to Rule 144 under the Securities Act (as confirmed by an unqualified opinion of counsel to the Company) (i) without restriction as to volume or otherwise or (ii) such that the selling Holder may dispose of all shares of Common Stock held by such Holder within any three (3) month period in compliance with the provisions of Rule 144(e), shall not be deemed Registrable Securities.

    Section 5.4  Further Obligations of the Company.  Whenever the Company is required hereunder to register any Registrable Securities, it agrees that it shall also do the following:

      (a) Pay all expenses of such registrations and offerings (exclusive of underwriting discounts and commissions) and the reasonable fees and expenses of not more than one independent counsel for the Holders satisfactory to a majority in interest of the Holders including Registrable Securities in such registration in connection with any registrations pursuant to Section 5.1, up to one registration on Form S-1 or S-2 designated by the Investors under section 5.2(a) and up to three registrations on Form S-3 designated by the Investors and three registrations designated on Form S-3 by Founder; provided, that, the Investors shall pay all such expenses in connection with any other demand registrations under Section 5.2(a);

      (b) Use its best efforts diligently to prepare and file with the SEC a registration statement and such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective for at least one year or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs, and to comply with the provisions of the Securities Act with respect to the sale of securities covered by said registration statement for the period necessary to complete the proposed public offering;

      (c) Furnish to each selling Holder such copies of each preliminary and final prospectus and such other documents as such Holder may reasonably request to facilitate the public offering of its Registrable Securities;

      (d) Enter into any reasonable underwriting agreement required by the proposed underwriter (which underwriter shall be selected by a majority in interest of the selling Holders) in connection with any registration requested pursuant to Section 5.2), if any, in such form and containing such terms as are customary; provided, however, that no Holder shall be required to make any representations or warranties other than with respect to its title to the Registrable Securities and with respect to any written information provided by the Holder to the Company, and if the underwriter requires that representations or warranties be made and that indemnification be provided, the Company shall make all such representations and warranties and provide all such indemnities, including, without limitation, in respect of the Company's business, operations and financial information and the disclosures relating thereto in the prospectus;

      (e) Use its best efforts to register or qualify the securities covered by said registration statement under the securities or "blue sky" laws of such jurisdictions as any selling Holder may reasonably request; provided, that the Company shall not be required to register or qualify the securities in any jurisdictions in which such registration or qualification would require it to qualify to do business therein;

      (f)  Immediately notify each selling Holder, at any time when a prospectus relating to his or her Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such selling Holder, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

      (g) Cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed or quoted;

      (h) Otherwise use its best efforts to comply with the securities laws of the United States and other applicable jurisdictions and all applicable rules and regulations of the SEC and comparable governmental agencies in other applicable jurisdictions and make generally available to its holders, in each case as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

      (i)  Obtain and furnish to each selling Holder, immediately prior to the effectiveness of the registration statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Holders of a majority of the Registrable Securities being sold may reasonably request; and

      (j)  Otherwise cooperate with the underwriter or underwriters, the Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any Registrable Securities under this Article V.

    Section 5.5  Indemnification; Contribution.

    (a) Incident to any registration statement referred to in this Article V, the Company will indemnify and hold harmless each underwriter, each Holder who offers or sells any such Registrable Securities in connection with such registration statement (including its partners (including partners of partners and stockholders of any such partners), stockholders, directors, officers, employees and agents of any of them (a "Selling Holder"), and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act") (a "Controlling Person")), from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, as the same are incurred), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus), (ii) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, or (iii) any violation by the Company of the Securities Act, any state securities or "blue sky" laws or any rule or regulation thereunder in connection with such registration; provided, however, that the Company will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by such underwriter, Selling Holder or Controlling Person expressly for use in such registration statement. With respect to such untrue statement or omission or alleged untrue statement or omission in the information furnished in writing to the Company by such Selling Holder expressly for use in such registration statement, such Selling Holder will indemnify and hold harmless each underwriter, the Company (including its directors, officers, employees and agents), each other Holder (including its partners (including partners of partners and stockholders of such partners), stockholders, directors, officers, employees and agents of any of them, and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise to the same extent provided in the immediately preceding sentence. In no event, however, shall the liability of a Selling Holder for indemnification under this Section 5.5(a) exceed the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement which is being sold by such Selling Holder or (ii) the net proceeds received by such Selling Holder from its sale of Registrable Securities under such registration statement.

    (b) If the indemnification provided for in Section 5.5(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 5.5, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the other Selling Holders and the underwriters from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the other Selling Holders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations; provided, however, that in the event of a registration statement filed in response to a demand under Section 5.2 and in which the Company does not register any shares of capital stock, the proportion of contribution by the Company, the other Selling Holders and the underwriters shall in all cases be governed by clause (ii) above. The relative benefits received by the Company, the Selling Holders and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the Selling Holders and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the Selling Holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Holders or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    The Company, the Selling Holders, and the underwriters agree that it would not be just and equitable if contribution pursuant to this Section 5.5(b) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a Selling Holder be required to contribute any amount under this Section 5.5(b) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which are being sold by such Selling Holder or (ii) the net proceeds received by such Selling Holder from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

    (c) The amount paid by an indemnifying party or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section5.5 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, payable as the same are incurred. The indemnification and contribution provided for in this Section 5.5 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any officer, director, employee, agent or controlling person of the indemnified parties.

    Section 5.6  Rule 144 and Rule 144A Requirements.  In the event that the Company becomes subject to Section 13 or Section 15(d) of the Exchange Act, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor or similar exemptive rules hereafter in effect). The Company shall furnish to any Holder, within 15 days of a written request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirement of Rule 144 or Rule 144A or such successor rules.

    Section 5.7  "Market Stand-off" Agreement.  In connection with the Company's initial underwritten public offering, the Investors and Founder (and any Permitted Transferees of Founder) if requested in good faith by the Company and the managing underwriter of the Company's securities, shall agree not to sell or otherwise transfer or dispose of any securities of the Company held by them (except for any securities sold pursuant to such registration statement) for a period following the effective date of the applicable registration statement as agreed to by such parties; provided, however, that in no event shall such period exceed one hundred eighty (180) days. In connection with any other underwritten public offering by the Company, to the extent holders of not less than a majority in interest of the Investors have agreed with the managing underwriter(s) not to sell or otherwise transfer or dispose of any of the Company's securities held by each them for a period of time after the effective date of any such registration statement in order to effect an orderly public distribution thereof, then each Investor and Founder shall enter into and execute an identical agreement with such managing underwriter(s) and the Company restricting the sale or other transfer or disposition of any securities of the Company then held by them (and not included in such registration); provided, however, that in no event shall such period exceed one hundred eighty (180) days.

ARTICLE VI. ELECTION OF DIRECTORS

    Section 6.1  Voting for Directors: committees.  With respect to each election or removal of members of the Board of Directors of the Company (including by vote at any annual or special meeting of stockholders or by written consent of stockholders), from this date hereof through the closing date of a Qualified Initial Public Offering, each Investor and Founder (and all transferees of their shares) agrees to vote his, her or its shares of Convertible Preferred Stock and Common Stock (and any shares of Convertible Preferred Stock or Common Stock over which he, she or it exercises voting control) and to take such other action necessary so as to fix the number of members of the Board of Directors of the Company at five (5) and to elect and hereafter maintain in office as directors of the Company two (2) individuals designated by a majority-in-interest of the TA Investors (the "TA Investor Nominees"), one (1) individual designated by a majority in interest of the St. Paul Investors (the "St. Paul Investor Nominee"), the chief executive officer of the Company (together with the TA Investor Nominees and the St. Paul Investor Nominee, the "Investor Nominees") and for so long as Founder or his Permitted Transferees shall own any voting stock of the Company, one (1) individual designated by Founder (the "Founder Nominee"). Each Investor and Founder and/or their transferees, if any, further agrees to vote his, her or its shares of Convertible Preferred Stock and Common Stock (and any shares of Convertible Preferred Stock or Common Stock over which he, she or it exercises voting control) for the removal of any such designee upon the request of the person entitled to designate him or her and for the election of a substitute designee nominated by such person.

    Section 6.2  Vacancies.  Each Investor and Founder and all transferees of their shares agrees to vote his, her or its shares of Convertible Preferred Stock and Common Stock (and shares over which he, she or it exercises voting control), to the extent required by Section 6.1 in such manner as shall be necessary or appropriate so as to ensure that any vacancy occurring for any reason in any one of the board positions held by designees of a person as contemplated by Section 6.1 shall be filled only by an individual who (a) is nominated directly or indirectly by such person and (b) causes the requirements described in Section 6.1 relating to the composition of the Company's Board of Directors to be satisfied.

ARTICLE VII. GENERAL

    Section 7.1  Amendments, Waivers and Consents.  For the purposes of this Agreement and all agreements executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof. No provision hereof may be waived otherwise than by a written instrument signed by the party or parties so waiving such covenant or other provision. No amendment to this Agreement may be made without the written consent of the Company, the Founder, Holdings and the Investors; provided, however, that any provision hereof that is for the benefit of the Investors may be amended, modified or waived by a majority in interest of the Investors; provided further, however, that any such amendment, modification or waiver that disproportionately affects any Investor shall require the prior written consent of such Investor.

    Section 7.2  Expenses.  From and after the Closing, the Company agrees to pay and hold the Investors harmless against liability for payment of all reasonable out-of-pocket costs and expenses incurred by them in connection with their ongoing investment in the Company, including the fees and disbursements of counsel and other professionals. In addition, the Company agrees to pay any and all stamp, transfer and other similar taxes, if any, payable or determined to be payable in connection with the execution and delivery of this Agreement and the issuance of securities hereunder.

    Section 7.3  Legend on Securities.  The Company, each of the Investors and Founder acknowledge and agree that the following legend shall be typed on each certificate evidencing any of the securities issued hereunder held at any time by an Investor or Founder:

    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

    THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF A STOCKHOLDERS' AGREEMENT DATED AS OF FEBRUARY  , 1998, INCLUDING THEREIN CERTAIN RESTRICTIONS ON TRANSFER. A COMPLETE AND CORRECT COPY OF THIS AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

    Section 7.4  Governing Law.  This Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of New York, without giving effect to conflict of laws principles thereof; except to the extent the provisions of this agreement address the rights of the parties hereto as shareholders of the Company, which provisions shall be governed by the laws of the State of Minnesota.

    Section 7.5  Section Headings and Gender.  The descriptive headings in this Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof. The use in this Agreement of the masculine pronoun in reference to a party hereto shall be deemed to include the feminine or neuter, and vice versa, as the context may require.

    Section 7.6  Counterparts.  This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

    Section 7.7  Notices and Demands.  Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, telecopy, telex or other method of facsimile, or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or one day after being sent by overnight delivery providing receipt of delivery, to the following addresses: if to the Company or the Founder, 7901 Flying Cloud Drive, Eden Prairie, Minnesota 55344, or at any other address designated by the Company or the Founder, respectively, to the Investors, Holdings and the other parties hereto in writing; if to the Investors or Holdings, at its mailing address as shown on Exhibit A hereto, or at any other address designated by the Investor or Holdings to the Company and the Founder in writing.

    Section 7.8  Dispute Resolution.  Except with respect to matters as to which injunctive relief is being sought, any dispute arising out of or relating to this Agreement that has not been settled within thirty (30) days by good faith negotiation between the parties to this Agreement shall be submitted for final and binding arbitration conducted expeditiously in accordance with the Center for Public Resources Rules for Nonadministered Arbitration of Business Disputes (the "CPR Rules"). The Center for Public Resources shall appoint a neutral advisor from its National CPR Panel. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. §§1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. Any such arbitration shall be conducted in Minneapolis, Minnesota. Such proceedings shall be guided by the following agreed upon procedures:

      (a) mandatory exchange of all relevant documents, to be accomplished within forty-five (45) days of the initiation of the procedure;

      (b) no other discovery;

      (c) hearings before the neutral advisor which shall consist of a summary presentation by each side of not more than three hours; such hearings to take place on one or two days at a maximum; and

      (d) decision to be rendered not more than ten (10) days following such hearings.

    Section 7.9  Remedies; Severability.  Notwithstanding Section 7.8 above, it is specifically understood and agreed that any breach of the provisions of this Agreement by any Person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other remedies which they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by law). The Company may refuse to recognize any unauthorized transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until the relevant party or parties have complied with all applicable provisions of this Agreement. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.

    Section 7.10  Integration.  This Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, including, without limitation, the letter of intent between the parties hereto in respect of the transactions contemplated herein, which letter of intent shall be completely superseded by the representations, warranties and covenants of the parties contained herein.

[END OF TEXT]

    IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first above written.

THE COMPANY:	FARGO ELECTRONICS, INC.
	By:	/s/ GARY R. HOLLAND Gary R. Holland President
HOLDINGS:	FARGO ELECTRONICS HOLDINGS, INC.
	By:	/s/ A. B. JOHNSTON A. Bruce Johnston President
FOUNDER:
Robert P. Cummins
INVESTORS:	TA/ADVENT VIII L.P.
	By:	TA Associates VIII L.L.C
	Its:	General Partner
	By:	TA Associates, Inc.
	Its:	Manager
	By:	/s/ A. B. JOHNSTON A. Bruce Johnston Principal
ADVENT ATLANTIC AND PACIFIC III L.P.
	By:	TA Associates AAP III Partners L.P.
	Its:	General Partner
	By:	TA Associates, Inc.
	Its:	General Partner
	By:	/s/ A. B. JOHNSTON A. Bruce Johnston Principal
TA EXECUTIVES FUND LLC
	By:	TA Associates, Inc.
	Its:	Manager
	By:	/s/ A. B. JOHNSTON A. Bruce Johnston Principal
TA INVESTORS LLC
	By:	TA Associates, Inc.
	Its:	Manager
	By:	/s/ A. B. JOHNSTON A. Bruce Johnston Principal
ST. PAUL VENTURE CAPITAL IV LLC
	By:	/s/ EVERETT COX Everett Cox
ST. PAUL VENTURE CAPITAL AFFILIATES FUND I LLC
	By:	/s/ EVERETT COX Everett Cox
1998 GPH FUND, LLC
	By:	/s/ RAYMOND P. BOULANGER Name: Raymond P. Boulanger Title: Manager
	By:	/s/ PHILIP H. NEWMAN Name: Philip H. Newman Title: Manager
PIPER JAFFRAY INVESTORS—FUND XII
	By:	The Piper Fund—Fund XII
	Its:	Managing Partner
	By:	Piper Jaffray Inc.
	Its:	Managing Partner
	By:	/s/ JOHN OTTERLEI John Otterlei Managing Director
PIPER JAFFRAY INC.
	By:	/s/ JOHN OTTERLEI John Otterlei Managing Director
STANDBY FUND 1998
	By:	/s/ JOHN OTTERLEI John Otterlei General Partner
M&A INVESTORS 98
	By:	/s/ JOHN OTTERLEI John Otterlei General Partner
/s/ GARY R. HOLLAND Gary R. Holland
Jeffrey C. Hadden
David H. Henken
John J. Egan
John R. LeClaire
Mary A. Daly
Donna M. Sherry

AMENDMENT NO. 1
TO
STOCKHOLDERS' AGREEMENT

    This Amendment No. 1 to Stockholders' Agreement (the "Amendment") is made as of this 25th day of May, 1999 by and among Fargo Electronics, Inc., a Minnesota corporation (together with any successor thereto, the "Company"); Fargo Electronics Holdings, Inc., a Delaware corporation ("Holdings"); Robert Cummins, Mark D. Strobel, Erick E. Hagstrom and Norwest Bank Minnesota, N.A., as Trustee for the Robert P. Cummins Irrevocable Credit Trust (collectively, the "Founder"); the investment funds and other investors identified on the signature pages hereto as the Investors (collectively the "Investors" and individually an "Investor"); and any other stockholder or option holder who from time to time becomes party to this Agreement.

W I T N E S S E T H

    WHEREAS, the parties hereto are party to that certain Stockholders' Agreement dated as of February 18, 1998 (the "Stockholders' Agreement");

    WHEREAS, the parties hereto wish to amend the Stockholders' Agreement to provide for an additional member of the Board of Directors of the Company as set forth herein.

    NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

I. Amendment of Section 6.1 of the Stockholders' Agreement. Section 6.1 of the Stockholders' Agreement is hereby deleted in its entirety and replaced with the following:

      Section 6.1  Voting for Directors; Committees.  With respect to each election or removal of members of the Board of Directors of the Company (including by vote at any annual or special meeting of stockholders or by written consent of stockholders), from this date hereof through the closing date of a Qualified Initial Public Offering, each Investor and Founder (and all transferees of their shares) agrees to vote his, her or its shares of Convertible Preferred Stock and Common Stock (and any shares of Convertible Preferred Stock or Common Stock over which he, she or it exercises voting control) and to take such other action necessary so as to fix the number of members of the Board of Directors of the Company at six (6) and to elect and hereafter maintain in office as directors of the Company two (2) individuals designated by a majority-in-interest of the TA Investors (the "TA Investor Nominees"), one (1) individual designated by a majority in interest of the St. Paul Investors (the"St. Paul Investor Nominee"), the chief executive officer of the Company (together with the TA Investor Nominees and the St. Paul Investor Nominee, the "Investor Nominees"), for so long as Founder or his Permitted Transferees shall own any voting stock of the Company, one (1) individual designated by Founder (the "Founder Nominee"), and one (1) independent director chosen by a majority of the Board of Directors (the"Independent Director"). Each Investor and Founder and/or their transferees, if any, further agrees to vote his, her or its shares of Convertible Preferred Stock and Common Stock (and any shares of Convertible Preferred Stock or Common Stock over which he, she or it exercises voting control) for the removal of any such designee upon the request of the person entitled to designate him or her and for the election of a substitute designee nominated by such person.

II. No Other Amendments. Except as provided in Section I above, there are no other amendments to the Stockholders' Agreement made hereby.

III. Miscellaneous.

    (a)  Governing Law.  This Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of Minnesota.

    (b)  Counterparts.  This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

[END OF TEXT]

    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

THE COMPANY:	FARGO ELECTRONICS, INC.
	By:	/s/ GARY R. HOLLAND Gary R. Holland President
HOLDINGS:	FARGO ELECTRONICS HOLDINGS, INC.
	By:	/s/ A. B. JOHNSTON A. Bruce Johnston President
FOUNDER:
/s/ ROBERT P. CUMMINS Robert P. Cummins
/s/ MARK D. STROBEL Mark D. Strobel
/s/ ERICK E. HAGSTROM Erick E. Hagstrom
NORWEST BANK MINNESOTA, N.A., AS TRUSTEE FOR THE ROBERT P. CUMMINS IRREVOCABLE CREDIT TRUST
	By:	/s/ CINDY A. OLMANSON, TRUSTEE Name: Cindy A. Olmanson,
Title: Vice President
INVESTORS:	TA/ADVENT VIII L.P.
	By:	TA Associates VIII L.L.C
	Its:	General Partner
	By:	TA Associates, Inc.
	Its:	Manager
	By:	/s/ A. B. JOHNSTON A. Bruce Johnston Principal
ADVENT ATLANTIC AND PACIFIC III L.P.
	By:	TA Associates AAP III Partners L.P.
	Its:	General Partner
	By:	TA Associates, Inc.
	Its:	General Partner
	By:	/s/ A. B. JOHNSTON A. Bruce Johnston Principal
TA EXECUTIVES FUND LLC
	By:	TA Associates, Inc.
	Its:	Manager
	By:	/s/ A. B. JOHNSTON A. Bruce Johnston Principal
TA INVESTORS LLC
	By:	TA Associates, Inc.
	Its:	Manager
	By:	/s/ A. B. JOHNSTON A. Bruce Johnston Principal
PIPER JAFFRAY INVESTORS—FUND XII
	By:	The Piper Fund—Fund XII
	Its:	Managing Partner
	By:	Piper Jaffray Inc.
	Its:	Managing Partner
	By:	/s/ JOHN OTTERLEI John Otterlei Managing Director
PIPER JAFFRAY INC.
	By:	/s/ JOHN OTTERLEI John Otterlei Managing Director
STANDBY FUND 1998
	By:	/s/ JOHN OTTERLEI John Otterlei General Partner
M&A INVESTORS 98
	By:	/s/ JOHN OTTERLEI John Otterlei General Partner
ST. PAUL VENTURE CAPITAL IV LLC
	By:	/s/ EVERETT COX Everett Cox
ST. PAUL VENTURE CAPITAL AFFILIATES FUND I LLC
	By:	/s/ EVERETT COX Everett Cox
1998 GPH FUND, LLC
	By:	/s/ H. DAVID HENKEN H. David Henken Manager
	By:	Stephen W. Carr Manager
	By:	/s/ RAYMOND P. BOULANGER Raymond P. Boulanger Manager
	By:	/s/ GARY HOLLAND Gary Holland
	By:	/s/ JEFFREY C. HADDEN Jeffrey C. Hadden
	By:	/s/ H. DAVID HENKEN H. David Henken
	By:	/s/ JOHN EGAN III John Egan III
	By:	/s/ JOHN R. LECLAIRE John R. LeClaire
	By:	/s/ DONNA M. SHERRY Donna M. Sherry
	By:	/s/ MARY A. DALY Mary A. Daly

AMENDMENT NO. 2
TO
STOCKHOLDERS' AGREEMENT

    This Amendment No. 2 to Stockholders' Agreement (the "Amendment") is made as of this 3rd day of September, 1999 by and among Fargo Electronics, Inc., a Minnesota corporation (together with any successor thereto, the "Company"); Fargo Electronics Holdings, Inc., a Delaware corporation ("Holdings Corp") Fargo Electronics Holdings, LLC ("Holdings LLC") Robert Cummins, Mark D. Strobel, Erick E. Hagstrom and Norwest Bank Minnesota, N.A., as Trustee for the Robert P. Cummins Irrevocable Credit Trust (collectively, the "Founder"); the investment funds and other investors identified on the signature pages hereto as the Investors (collectively the "Investors" and individually an "Investor"); and any other stockholder or option holder who from time to time becomes party to this Agreement.

W I T N E S S E T H

    WHEREAS, the parties hereto (other than Holdings LLC) are party to that certain Stockholders' Agreement dated as of February 18, 1998, as amended by Amendment No. 1 to Stockholders' Agreement dated as of May 25, 1999 (the "Stockholders' Agreement");

    WHEREAS, pursuant to an Agreement and Plan of Reorganization by and among the Company, Holdings Corp and Holdings LLC dated as of the date hereof, (i) the Company has agreed to exchange certain shares of its outstanding capital stock for new shares of capital stock of the Company (the "Exchange") and (ii) Holdings Corp has agreed to merge with and into Holdings LLC, whereby Holdings LLC will be the surviving entity and Holdings Corp will cease to have separate legal existence (the "Merger"); and

    WHEREAS, the parties hereto wish to amend the Stockholders' Agreement to provide for (i) the issuance of new shares of capital stock of the Company and (ii) the substitution of Holdings LLC for Holdings Corp as a party to the Stockholders' Agreement.

    NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

    1.  The Exchange.

    (a) All references to Convertible Participating Preferred Stock, $0.01 par value per share, of the Company in the Stockholders' Agreement are hereby amended to refer to Series B Convertible Participating Preferred Stock, $0.01 par value per share, of the Company.

    (b) All references to Redeemable Preferred Stock, $0.01 par value per share, of the Company in the Stockholders' Agreement are hereby amended to refer to Series B Redeemable Preferred Stock, $0.01 par value per share, of the Company.

    2.  The Merger.  All references to Holdings Corp in the Stockholders' Agreement are hereby amended to refer to Holdings LLC, and Holdings LLC hereby succeeds to all of the rights, privileges and obligations of Holdings Corp under the Stockholders' Agreement.

    3.  No Other Amendments.  Except as provided in Sections 1 and 2 above, there are no other amendments to the Stockholders' Agreement made hereby.

    4.  Waiver of Rights.  The parties hereto acknowledge and agree that none of the provisions of Article III or IV of the Stockholders' Agreement shall apply to the Exchange, and each party hereby waives any and all rights that it may have under the Stockholders' Agreement in connection with the Company's issuance of new shares of capital stock pursuant to the Exchange.

    5.  Governing Law.  This Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of Minnesota.

    6.  Counterparts.  This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

[END OF TEXT]

    IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of the date first above written.

THE COMPANY:	FARGO ELECTRONICS, INC.
	By:	/s/ GARY HOLLAND Gary Holland President
HOLDINGS CORP:	FARGO ELECTRONICS HOLDINGS, INC.
	By:	A. Bruce Johnston President
HOLDINGS LLC:	FARGO ELECTRONICS HOLDINGS, LLC
	By:	TA Associates, Inc.
	Its:	Manager
	By:	A. Bruce Johnston Principal

    IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of the date first above written.

THE COMPANY:	FARGO ELECTRONICS, INC.
	By:	Gary Holland President
HOLDINGS CORP:	FARGO ELECTRONICS HOLDINGS, INC.
	By:	/s/ A. BRUCE JOHNSTON A. Bruce Johnston President
HOLDINGS LLC:	FARGO ELECTRONICS HOLDINGS, LLC
	By:	TA Associates, Inc.
	Its:	Manager
	By:	/s/ A. BRUCE JOHNSTON A. Bruce Johnston Principal
FOUNDER:
/s/ ROBERT P. CUMMINS Robert P. Cummins
/s/ MARK D. STROBEL Mark D. Strobel
	By:	/s/ ERICK E. HAGSTROM Erick E. Hagstrom
NORWEST BANK MINNESOTA, N.A., AS TRUSTEE FOR THE ROBERT P. CUMMINS IRREVOCABLE CREDIT TRUST
	By:	/s/ CINDY A. OLMANSON Name: Cindy A. Olmanson Title: Vice President
INVESTORS:	PIPER JAFFRAY INVESTORS—FUND XII
	By:	The Piper Fund—Fund XII
	Its:	Managing Partner
	By:	Piper Jaffray, Inc.
	Its:	Managing Partner
	By:	/s/ JOHN OTTERLEI John Otterlei Managing Director
PIPER JAFFRAY INC.
	By:	/s/ JOHN OTTERLEI John Otterlei Managing Director
STANDBY FUND 1998
	By:	/s/ JOHN OTTERLEI John Otterlei General Partner
M&A INVESTORS 98
	By:	/s/ JOHN OTTERLEI John Otterlei General Partner
INVESTORS:	TA/ADVENT VIII L.P.
	By:	TA Associates VIII LLC
	Its:	General Partner
	By:	TA Associates, Inc.
	Its:	Manager
	By:	/s/ A. BRUCE JOHNSTON A. Bruce Johnston Principal
ADVENT ATLANTIC AND PACIFIC III L.P.
	By:	TA Associates AAP III Partners L.P.
	Its:	General Partner
	By:	TA Associates, Inc.
	Its:	General Partner
	By:	/s/ A. BRUCE JOHNSTON A. Bruce Johnston Principal
TA EXECUTIVES FUND LLC
	By:	TA Associates, Inc.
	Its:	Manager
	By:	/s/ A. BRUCE JOHNSTON A. Bruce Johnston Principal
TA INVESTORS LLC
	By:	TA Associates, Inc.
	Its:	Manager
	By:	/s/ A. BRUCE JOHNSTON A. Bruce Johnston Principal
INVESTORS:	ST. PAUL VENTURE CAPITAL IV LLC
	By:	/s/ EVERETT COX Everett Cox
ST. PAUL VENTURE CAPITAL AFFILIATES FUND I LLC
	By:	/s/ EVERETT COX Everett Cox
1998 GPH FUND, LLC
	By:	H. David Henken Managing Manager
/s/ GARY HOLLAND Gary Holland
Jeffrey C. Hadden
H. David Henken
John J. Egan III
John R. LeClaire
Donna M. Sherry
Mary A. Daly
1998 GPH FUND, LLC
	By:	/s/ H. DAVID HENKEN H. David Henken Managing Manager
Gary Holland
/s/ JEFFREY C. HADDEN Jeffrey C. Hadden
/s/ H. DAVID HENKEN H. David Henken
/s/ JOHN J. EGAN III John J. Egan III
/s/ JOHN R. LECLAIRE John R. LeClaire
/s/ DONNA M. SHERRY Donna M. Sherry
/s/ MARY A. DALY Mary A. Daly

JOINDER AGREEMENT

    The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Stockholders Agreement (the "Agreement") dated as of February 18, 1998 by and among FARGO Electronics, Inc. (the "Company"), Fargo Electronics Holdings, Inc. ("Holdings") and the other parties named therein and for all purposes of the Agreement, the undersigned shall be included within the term "Founder" as defined in the Agreement. As of the date hereof the undersigned makes each of the representations and warranties set forth in Section 2.2 of the Agreement. The address and facsimile number to which notices may be sent to the undersigned is as follows: Norwest Bank Minnesota, N. A., trustee for the Robert P. Cummins Irrevocable Trust, 900 East Wayzata Boulevard, Wayzata, Minnesota 55391.

Facsimile No. (612) 316-1288

Dated: December 23, 1998.

By:	/s/ PHIL TERRY, A.V.P. Phil Terry, A.V.P. By: Norwest Bank Minnesota, N.A., as Trustee for the Robert P. Cummins Irrevocable Credit Trust

JOINDER AGREEMENT

    The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Stockholders Agreement (the "Agreement") dated as of February 18, 1998 by and among FARGO Electronics, Inc. (the "Company"), Fargo Electronics Holdings, Inc. ("Holdings") and the other parties named therein and for all purposes of the Agreement, the undersigned shall be included within the term "Founder" (as defined in the Agreement). As of the date hereof the undersigned makes each of the representations and warranties set forth in Section 2.2 of the Agreement. The address and facsimile number to which notices may be sent to the undersigned is as follows: 7901 Flying Cloud Drive, Eden Prairie, MN 55344.

Facsimile No. (612) 941-1838

/s/ ERIC E. HAGSTROM Eric E. Hagstrom

JOINDER AGREEMENT

    The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Stockholders Agreement (the "Agreement") dated as of February 18, 1998 by and among FARGO Electronics, Inc. (the "Company"), Fargo Electronics Holdings, Inc. ("Holdings") and the other parties named therein and for all purposes of the Agreement, the undersigned shall be included within the term "Founder" (as defined in the Agreement). As of the date hereof the undersigned makes each of the representations and warranties set forth in Section 2.2 of the Agreement. The address and facsimile number to which notices may be sent to the undersigned is as follows: 7901 Flying Cloud Drive, Eden Prairie, MN 55344.

Facsimile No. (612) 941-1838

/s/ MARK D. STROBEL Mark D. Strobel